UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

Yellow Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 696-6100

Item 5. Other Events

Condensed Consolidating Financial Statements

As previously reported, in August 2003, Yellow Corporation (“Yellow” or “the company”) announced the completion of its private offering of contingent convertible senior notes (“the notes”) due 2023. Yellow closed the sale of $200 million of the notes on August 8, 2003 and an additional $50 million of the notes on August 15, 2003. The notes are guaranteed by the company’s domestic subsidiaries as of the time of the issuance and will be guaranteed by certain of the company’s future domestic subsidiaries. Yellow Receivables Corporation, the special-purpose entity that manages the company’s asset backed securitization agreement, and Yellow’s foreign subsidiaries have not provided guarantees of the notes.

Yellow is required to file a Registration Statement on Form S-3 registering the resale of the notes, the related guarantees and the common stock into which the notes are convertible. Because the notes are guaranteed by certain of the company’s subsidiaries, Yellow is required to include or incorporate in the Form S-3 certain information relating to guarantor and non-guarantor subsidiaries. Yellow is filing this Current Report on Form 8-K, which will be incorporated by reference in the Form S-3, to set forth the condensed consolidating financial statements for Yellow, its guarantor subsidiaries and its non-guarantor subsidiaries in accordance with Financial Reporting Release No. 55, “Financial Statement Requirements in Filings Involving the Guarantee of Securities by a Parent or Subsidiary,” and Rule 3-10 of Regulation S-X. The foregoing is qualified by reference to the financial statements, including a note containing guarantor and non-guarantor financial information, filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, which are incorporated herein by reference. Except for the new financial information within the Condensed Consolidating Financial Statements note of Exhibit 99.1 and note 9 of Exhibit 99.2 and minor reclassifications, no other information within the attached exhibits has been changed from the versions previously filed with Yellow Corporation’s Annual Report on Form 10-K on March 6, 2003 and Quarterly Report on Form 10-Q on July 29, 2003.

Roadway Corporation Acquisition Information

On July 8, 2003, Yellow and Roadway Corporation agreed to the acquisition of Roadway Corporation by Yankee LLC, a newly formed Delaware limited liability company and a wholly owned subsidiary of Yellow, under the terms of the Agreement and Plan of Merger filed as Exhibit 2.1 to the Current Report on Form 8-K filed on July 8, 2003, as amended. Certain historical and pro forma financial information related to Roadway Corporation and the proposed transaction is included in Items 7(a) and 7(b) of this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial statements of businesses acquired.

The following financial statements of Roadway Corporation are included in Exhibit 99.3 hereto and incorporated herein by reference:

Report of independent auditors dated January 22, 2003

Consolidated balance sheets at December 31, 2002 and 2001

Statements of consolidated income for the years ended December 31, 2002, 2001 and 2000

Statements of consolidated shareholders’ equity for the years ended December 31, 2002, 2001 and 2000

Statements of consolidated cash flows for the years ended December 31, 2002, 2001 and 2000

Notes to consolidated financial statements

Consolidated balance sheets at March 29, 2003 (unaudited) and December 31, 2002

Statements of consolidated income (unaudited) for the twelve weeks ended March 29, 2003 and March 23, 2002

Statements of consolidated cash flows (unaudited) for the twelve weeks ended March 29, 2003 and March 23, 2002

Notes to condensed consolidated financial statements

Consolidated balance sheets at June 21, 2003 (unaudited) and December 31, 2002

Statements of consolidated income (unaudited) for the twelve weeks ended June 21, 2003 and June 15, 2002 and the twenty-four weeks ended June 21, 2003 and June 15, 2002

Statements of consolidated cash flows (unaudited) for the twelve weeks ended June 21, 2003 and June 15, 2002 and the twenty-four weeks ended June 21, 2003 and June 15, 2002

Notes to condensed consolidated financial statements

(b)	Pro forma financial information.

The following pro forma financial information is included in Exhibit 99.4 hereto and incorporated herein by reference:

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL DATA

Unaudited Condensed Combined Pro Forma Balance Sheet at June 30, 2003

Unaudited Condensed Combined Pro Forma Statement of Operations for the Year Ended December 31, 2002

Unaudited Condensed Combined Pro Forma Statement of Operations for the Six Months Ended June 30, 2003

Notes to Unaudited Condensed Combined Pro Forma Financial Statements

(c)	Exhibits.

23.1	Consent of Ernst & Young LLP
23.2	Consent of KPMG LLP
99.1	Consolidated Financial Statements of Yellow Corporation and its Subsidiaries for the Years ended December 31, 2002, 2001 and 2000
99.2	Consolidated Financial Statements (unaudited) of Yellow Corporation and its Subsidiaries for the Three Months and Six Months ended June 30, 2003 and 2002
99.3	Certain financial statements of Roadway Corporation (see Item 7(a) above)

99.4	Certain pro forma financial statements (see Item 7(b) above)
99.5	Certain Risk Factors provided pursuant to Regulation FD

Item 9. Regulation FD Disclosure

Certain information related to the proposed Roadway merger, currently contemplated related financings and other matters related to Yellow is included in Exhibit 99.5 to this Current Report on Form 8-K and incorporated herein by reference.

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Yellow Corporation’s Annual Report on Form 10-K and other of the company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

Information in this Current Report that is being furnished pursuant to Item 9 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 9 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 9 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information Item 9 of this Current Report contains is material investor information that is not otherwise publicly available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2003

YELLOW CORPORATION

By:	/s/ Daniel J. Churay
Daniel J. Churay
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
23.2	Consent of KPMG LLP
99.1	Consolidated Financial Statements of Yellow Corporation and its Subsidiaries for the Years ended December 31, 2002, 2001 and 2000
99.2	Consolidated Financial Statements (unaudited) of Yellow Corporation and its Subsidiaries for the Three Months and Six Months ended June 30, 2003 and 2002
99.3	Certain financial statements of Roadway Corporation
99.4	Certain pro forma financial statements
99.5	Certain Risk Factors provided pursuant to Regulation FD